EXHIBIT 10.1
                                                                    ------------

                   LINE OF CREDIT LOAN AND SECURITY AGREEMENT



         THIS AGREEMENT made this 14th day of August, 2002, by and among Biotech Research Fund I LLC, a Delaware limited liability company, having a principal place of business at 11575 Heron Bay Blvd, Suite 315, Coral Springs, FL 33076 (hereinafter referred to as "Lender"), Hand Brand Distribution, Inc. d/b/a GeneThera Inc. having a principal place of business c/o 1919, Inc. at 900 Broadway, Suite 1002, New York, New York, 10003 and GeneThera, Inc., having a principal place of business at 3930 Youngfield Street, Wheat Ridge, Colorado 80033 (hereinafter and collectively referred to as the "Borrowers").

                              W I T N E S S E T H:

         WHEREAS, Hand Brand Distribution, Inc. d/b/a GeneThera, Inc. and GeneThera, Inc. have an agreement for business combination and desire to jointly borrow from lender.

         WHEREAS, Borrowers have requested that Lender make available to it a line of credit Loan in the amount up to One Million Dollars ($1,000,000.00) (the "Loan); and

         WHEREAS, Lender is willing to make the Loan to Borrowers, but only on the terms and conditions set forth in this agreement;

         NOW, THEREFORE, in consideration of the Loan evidenced hereby and the covenants and agreements herein contained, it is mutually agreed as follows:

1.       DEFINITIONS.
         ------------

         (a) The term "Accounts" shall include (i) any right to payment now or hereafter owing to Borrowers by reason of any lease, sale, manufacture, repair, processing or fabrication of personal property now or hereafter owned or otherwise held by Borrower, by reason of any services now or hereafter rendered by or on behalf of Borrowers or by reason of any existing or future contract for any said lease, sale, manufacture, repair, processing, fabrication and/or services, whether such right to payment be classified by law as an instrument, chattel paper, contract right, account, general intangible or otherwise; (ii) the security, if any, for such right to payment, (iii) Borrower's right, title and interest (including, without limitation, any applicable right of stoppage in transit) in or to the personal property, if any, which is the subject of such right to payment; and (iv) all products and proceeds of the foregoing (including insurance proceeds), irrespective of the form or kind thereof;

         (b) The term "Account Debtor" shall include any person or entity obligated to pay all or any part of any Account in any manner, and includes (without limitation) any guarantor, surety, or endorser thereof;

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         c) The term "Affiliate" shall mean any Person, directly or indirectly, controlling, controlled by, or under common control with Borrower. A Person shall be conclusively deemed to be in control of or to be controlled by another Person if it holds 30% or more of the outstanding equity interest in such other person or such other person holds 30% or more of its outstanding equity interest. As used herein the term "equity interest" in the case of a corporation shall mean the outstanding shares of such corporation having voting power to elect a majority of its Board of Directors, whether or not at the time the holders of any other class or classes of securities of such corporation shall or might have such voting power by reason of the happening of any contingency;

         (d) The term "Chattel Paper" shall mean a writing or writings, which evidence both a monetary obligation and a security interest in or a lease of specific goods, whether now or hereafter held by the Borrower;

         (e) The term "Collateral" shall include all of Borrower's tangible and intangible personal property, together with the proceeds thereof, whether now owned or hereafter acquired by the Borrower, including without limitation Accounts, Chattel Paper, Equipment, General Intangibles, Instruments and Inventory;

         (f) The Company shall reserve such number of shares of its common stock as may, from time to time, be the maximum number of shares issuable, assuming conversion of all the Notes into fully paid and non-assessable shares of restricted Company common stock ("Conversion Stock"), as contemplated herein.

         (g) The term "Equipment" shall have the same meaning as is given to this term in the Uniform Commercial Code the State of Colorado, including, without limitation, all machinery, equipment, furniture, tools and other tangible personal property (including certain motor vehicles) now owned or hereafter acquired by the Borrower; together with any and all such property in replacement thereof or placed thereon which shall become a component part thereof, and together with any and all products and proceeds of all of the foregoing (including insurance proceeds), and any and all after-acquired property of the like nature to that described herein;

         (h) The term "Event of Default" shall have the meaning as set forth in Paragraph 13 hereof;

         (i) The term "General Intangibles" shall mean any intangible personal property (including, without limitation, things in action, trademarks, trade names, goodwill, patents, copyrights, and the Borrower's corporate names) now or hereafter held by the Borrower, other than Accounts, Chattel Paper and Instruments;

         (j) The term "Instruments" shall mean a negotiable instrument or a security, as defined in the Uniform Commercial Code of the State of Colorado, or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which, in the ordinary course of business, is transferred by delivery with any necessary endorsement or assignment, whether now or hereafter held by the Borrower;

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         (k) The term "Inventory" shall have the same meaning as is given to this term in the Uniform Commercial Code of Colorado, and also including all goods, supplies, merchandise, raw materials, work in process, finished goods and products and other tangible personal property now owned or hereafter acquired by the Borrowers and held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in the Borrower's business, including Borrower's right of stoppage in transit with respect thereto; and products and proceeds (including insurance proceeds) of all of the foregoing and any and all after-acquired property of the like nature to that described herein; and

         (l) The term "Obligations" shall mean all debts, liabilities, and obligations of Borrower, its sureties, and endorsers, to the Lender of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, whether under this Agreement or under any other agreement or instrument, past, present or future, and whether or not of the same class of debt as that originally contemplated by the parties hereto, including, without limiting the generality of the foregoing, any debt, liability or obligation of Borrower, its sureties, or endorsers, to others, which the Lender may have obtained by assignment or otherwise, and also including, without limitation, all interest, fees, charges and expenses, including expenses of the Lender's counsel, connected with or related to the preservation, realization, enforcement, protection or defense of the Collateral, this Agreement, the Notes (as hereinafter defined) or the Loan Documents (as hereinafter defined), and the rights and remedies hereunder or thereunder.

2.       AMOUNT AND TERMS OF LOAN.

         Lender shall loan to Borrowers the sum of up to $1,000,000.00 in connection with the Loan as follows:

                ------------------------------------------------------------

                        FUNDING DATE            PRINCIPAL AMOUNT OF DRAWDOWN
                ------------------------------------------------------------
                Upon signing this agreement             $150,000.00
                ------------------------------------------------------------
                      August 20, 2002                   $200,000.00
                ------------------------------------------------------------
                     September 15, 2002                 $200,000.00
                ------------------------------------------------------------
                      October 15, 2002                  $200,000.00
                ------------------------------------------------------------
                     November 15, 2002                  $250,000.00
                ------------------------------------------------------------

for the benefit of the Borrowers. It is the intent of the Borrowers and Lender hereunder to create a line of credit agreement between Borrowers and Lender whereby Borrowers may borrow up to $1,000,000.00 from Lender; provided, however, that Lender has no obligation to lend to Borrowers any amounts hereunder in the case of an Event of Default, or the discovery of an incorrect representation and warranty as defined in Section 6 or a breach of Negative Covenants as defined in
Section 7. In the absence of such events the Lender shall lend on the funding dates. If the lender is late on a funding, interest shall be waived from the funding date to the actual funding date on the outstanding balance of the loan. Any disbursements shall to be applied upon the following terms and conditions:

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         (a)      Upon each Loan drawdown, the Borrowers shall execute and
                  deliver to Lender a promissory note in the amount of such drawdown as per the schedule in Section 2$1,000,000.00 and in the form of EXHIBIT A annexed hereto and made a part hereof (the "Notes").

         (b) The Notes shall bear interest on the unpaid principal amount at the rate of six percent (6.0%) per year, payable on January 15th of each year, through the Maturity Date. To the extent that any Obligations, in all or in part, is outstanding at any time after the Maturity Date, the interest rate shall be twelve percent (12.0%) per year. For the purposes of calculating interest for any period for which the interest shall be payable, such interest shall be calculated on the basis of a thirty (30) day month and a three hundred sixty
                  (360) day

         (c) The Loan shall be used for the purposes specified in Exhibit B hereto.

         (d) The Loan shall mature and be paid in full on or before January 4, 2004.

         (e) The Company will promptly and punctually pay to Lender or their nominee the interest on any of the Notes held by Lender without presentment of the Notes. In the event any Lender shall sell or transfer any of the Notes, such Lender shall notify the Company of the name and address of the transferee. In the event the Company defaults on any installment of interest or principal, then any Lender may, at such Lender's option, without notice, declare the entire principal and the interest accrued thereon immediately due and payable and may proceed to enforce the collection thereof.

3.       SECURITY.
         ---------

         (a) The Borrowers hereby grants to Lender a first priority security interest in all of its tangible and intangible personal property, together in each instance with the renewals, substitutions, replacements, additions, products and proceeds thereof, whether now owned or hereafter acquired by said Borrowers including Accounts, Chattel Paper, Equipment, General Intangibles, instruments and Inventory (excluding Motor Vehicles); and

         (b) Borrowers also hereby grants to Lender a lien on and a right of set-off against all monies, deposits and securities, and the proceeds thereof, now or hereafter held or received by, or in transit to, Lender from or for Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all deposits (general or special), balances, sums and credits with and all claims of Borrowers against Lender at any time existing. Lender may at any time after the occurrence of an Event of Default hereunder and five (5) business days' notice thereof to Borrower, apply the same or any part thereof to the Obligations, or any part thereof, whether or not matured at the time of such application.

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         (c) The security interests granted in this Paragraph 3 shall secure payment and performance of the Obligations of Borrowers to Lender, specifically including, but without limitation, the Notes.

         (d) Notwithstanding anything contained herein to the contrary, no additional financing shall be obtained by Borrowers at any time in connection with the, Collateral until the Loan is paid in full.

Notwithstanding the above, the Lender agrees that in the event that at least 50% of the Notes under this agreement have been converted to common shares in the Company, then the Collateral requirements and financing limitations placed upon the Company under this Paragraph 3 will thereafter be eliminated.

4.       COLLECTION OF ACCOUNTS.
         -----------------------

         (a) On and after the occurrence of any Event of Default hereunder, any and all proceeds from its Accounts received by Borrowers shall be held in trust by the Borrowers for Lender, shall not be commingled with any other funds or property of the Borrower, and Borrowers shall turn over such proceeds to Lender daily in the exact form in which they are received, together with a collection report in form satisfactory to Lender. Lender shall thereafter promptly apply, subject to collection, all or such portion (as Lender may determine in its discretion) of such proceeds from Accounts, and all or such portion of any proceeds of Accounts otherwise received by it pursuant hereto, to the payment of the Obligations in such order of application as Lender, in its sole discretion, may determine, and Lender shall deposit the balance, if any, of such proceeds into Borrower's operating account.

         (b) Borrowers shall, when requested by Lender after the occurrence of an Event of Default:

                  (i) Assign or endorse the Accounts to Lender and notify Account Debtors that the Accounts have been assigned and should be paid directly to Lender,

                  (ii) Mark or stamp each of its individual ledger sheets or cards pertaining to its Accounts with the legend "Assigned to Biotech Research Fund I LLC" and stamp or otherwise mark and keep its books, records, documents and instruments relating to the Accounts in such manner as Lender may require; and/or

                  (iii) Mark or stamp all invoices with a legend satisfactory to Lender so as to indicate that the same should be paid directly to Lender.

         (c) Notwithstanding the foregoing, Lender shall have the right, at any time after the occurrence of an Event of Default, or a state of facts which but for the passage of time, giving of notice, or both, would constitute an Event of Default, to itself so notify such Account Debtors to make such payments of the Accounts directly to Lender and Lender shall have the further right to notify the post office authorities to change the address for delivery of mail of Borrowers to an address designated by Lender and to receive, open and dispose of all mail addressed to Borrowers relating to the Accounts.

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         (d) For the purpose of this Paragraph 4, Borrowers hereby irrevocably constitutes Lender as its attorney-in-fact, coupled with an interest, to issue in the name and execute or endorse on behalf of Borrowers each and every notice, instrument and document necessary to carry out the purpose of the provisions of this Paragraph 4, and to take such action in connection with the collection of the Accounts, including, without limitation, suing thereon, compromising or adjusting the same, as Lender, in its sole discretion, deems necessary. The power of attorney granted hereby shall be self-executing, but Borrowers shall promptly execute and deliver to Lender, upon written request of Lender, such additional separate powers of attorney, as Lender may from time to time reasonably request.

5.       REPRESENTATIONS AND WARRANTIES.
         -------------------------------

         Borrowers gives the following representations and warranties to the Lender as an inducement to Lender to make the Loan contemplated by this Agreement, and understands that Lender is relying on the foregoing representations and warranties, and agrees further that the following representations shall survive bankruptcy, insolvency, reorganization and rehabilitation proceedings:

         (a) All of the financial statements and information of Borrower, previously furnished by Borrowers to Lender, are accurate in every material respect; there has not been any material adverse change in the financial condition of Borrowers since the date of said financial statements; nor does Borrowers have any material liabilities fixed or contingent which are not fully shown or provided for in said financial statements as at the date thereof, except obligations to perform after that date under contracts, purchase orders and other commitments incurred in the ordinary course of business, none of which materially and adversely affect the ability of Borrowers to perform hereunder. There is no fact that Borrowers has not disclosed to Lender in writing which could materially adversely affect the properties, business, or financial condition of Borrower, or of the Collateral;

         (b) Borrowers is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and Colorado; having all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted and it is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary;

         (c) There is no litigation or governmental proceeding pending, or to the knowledge of the officers of Borrower, threatened against Borrowers which in either case might materially and adversely affect Borrower's financial position, which has not been disclosed to Lender. Tax returns have not yet been filed by accountants. Returns will show a loss for each year.

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

         (d) The execution, delivery and performance of the Notes, this Agreement, and all other agreements and instruments delivered by Borrowers pursuant to the terms thereof or in connection therewith (hereinafter sometimes referred to as the "Loan Documents"), have been duly authorized, are within the corporate powers of Borrower, are not in contravention of any statute or regulation to which Borrowers is subject, or any provisions of Borrower's Certificate of Incorporation or By-laws, or Articles of Organization and Operating Agreement, as the case may be, or any amendments thereto, or of any agreement or undertaking to which Borrowers is a party or by which it or they are bound, and no action of, filing with, or consent by, any person, entity, or any governmental or public body or authority, is required to authorize or is otherwise required in connection with the execution, delivery and performance of this Agreement or any of the instruments or documents to be delivered pursuant to this Agreement. The execution, delivery and performance of this Agreement, the Notes, or any one or more of the Loan Documents will not result in the creation of any lien, charge or encumbrance upon any Borrower's assets (other than the security interest granted to Lender hereunder) pursuant to any of the terms, conditions or provisions of any agreement, instrument or other undertaking to which Borrowers is a party or by which Borrowers is bound;

         (e) Subject to any limitations stated therein or in connection therewith, all information furnished or to be furnished by Borrowers pursuant to the terms hereof, or of the Notes is, or will be at the time the same is furnished, accurate and complete in all material respects;

         (f) Except as otherwise disclosed in writing to Lender, Borrowers has as of the effective date of this Agreement, or will have when acquired by it, good and marketable title to the Collateral free from any adverse claims, liens, security interests or encumbrances except as permitted under Paragraph 8(g) hereof; and except as otherwise disclosed in writing to Lender, no financing statements of Borrowers covering all or any part of the Collateral are on file in the office of the Secretary of State of the State of Florida and Colorado, or the office of any town clerk, or in any other proper governmental office;

         (g) There are no liens or encumbrances on any of the other properties of Borrower, except as otherwise disclosed to Lender as described on EXHIBIT D
                                                                     ---------

         (h) The Collateral is located at the Borrower's offices and plants at the addresses first hereinabove set forth. The Borrowers will not remove any of the Collateral from said locations without the prior written consent of Lender, which shall not be unreasonably withheld or delayed, except as otherwise provided in Paragraph 10 hereof;

         (i) The offices where the Borrowers keeps its records concerning the Accounts and relating to the Inventory are located at the address of the Borrowers first hereinabove set forth. The Borrowers will not remove any such records from said offices without the prior written consent of Lender;

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         (j) Each of the Accounts is valid, enforceable, and in full force and effect, and arises or will arise out of the sale or delivery of merchandise or the performance of labor or services; the due date stated on any Account or on any report reciting any Account is or shall be correct; each Account Debtor is justly indebted to the Borrowers in the amount indicated by the Borrowers subject to no offsets or credits except as has been disclosed to Lender; and no agreement has been made, nor will be made, with any Account Debtor for any reduction, discount, compromise, credit or settlement of any Account reported to Lender in excess of $10,000.00 without Lender's prior written consent;

         (k) To the best of its knowledge, Borrowers is in compliance with all laws, ordinances, rules or regulations, applicable to it, of all federal, state or local governments or any instrumentality or agency thereof, including without limitation, pharmaceutical drug laws and regulations, the Employee Retirement Income Security Act (hereinafter referred to as "ERISA"), the United States Occupational Safety and Health Act (hereinafter referred to as "OSHA") and all federal, state and municipal laws, ordinances, rules and regulations relating to health, safety and the environment, nor has Borrowers received any notice, order, petition or similar document evidencing the basis for any claim for such a violation or of any threat thereof.

         (l) Borrowers has not, during the preceding five (5) years, been known as or used any corporate or fictitious name other than that first hereinabove set forth;

         (m) With this agreement Borrowers has sufficient capital to carry on its businesses, and each is solvent and able to pay its debts as they mature, and is generally paying such debts, and Borrowers owns property whose fair market value exceeds the dollar amount required to pay Borrower's debts;

         (n) Borrowers possesses all the trademarks, trade names, copyrights, licenses and governmental permits, licenses, orders and approvals, or rights in any thereof, necessary for the conduct of its business as now conducted and presently proposed to be conducted, without conflict of the rights or claimed rights of others.

         (o) The Company has timely made all filings require of it by the Securities Exchange Commission since its incorporation, which are a part of its public record.

         (p) The Company has timely made all filings require of it by the Securities Exchange Commission since its incorporation, which are a part of its public record.

         (q) The Company has not declared, set aside, paid or made any dividend or other distributions with respect to its capital stock and has not made or caused to be made directly or indirectly any payment or other distribution of any nature whatsoever to any of the Lender of its capital stock except for regular salary payments for services rendered and the reimbursement of business expenses.

         (r) The Company will endeavor to amend its Articles of Incorporation to increase its authorized capital stock to at least 100 million shares. At such time as such amendment becomes effective and all times thereafter, the Company shall reserve such number of shares of its common stock as may, from time to time, be the maximum number of shares issuable, assuming conversion of all the Notes into fully paid and non-assessable shares of restricted Company common stock ("Conversion Stock"), as contemplated herein.

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         All representations and warranties set forth in this Paragraph 6 shall be true and correct in all material respects as of the execution of this Agreement and on and as of the time of each advance made pursuant to this Agreement, to the same effect as though such representations and warranties had been made on and as of such time.

6.       AFFIRMATIVE COVENANTS.
         ----------------------

         Borrowers covenants and agrees that from the effective date hereof until the termination of this Agreement and full payment of all sums due, and the performance of all other obligations, under the Loan Documents unless Lender otherwise agrees in writing, they shall:

         (a) File all required federal, state and local tax returns and pay and discharge all taxes, general and special, charges and assessments, and other governmental obligations, which may have been or shall be levied, charged or assessed on or against Borrowers (including its subsidiaries), its property, or the income and profits thereof, before they become delinquent; and pay and discharge on or before their due date any and all other lawful claims and demands whatsoever, provided, however, Borrowers shall have the right to contest the validity or amount of the foregoing, provided such contest is in good faith and is diligently pursued, and Borrower, upon Lender's request, maintain reserves therefore in amount and form satisfactory to Lender;

         (b) Keep its properties insured against loss by fire or other casualty customarily covered by a comprehensive policy and such other risks as Lender may reasonably request, and in such amounts and with such insurers as may be satisfactory to Lender, which insurance, insofar as it insures property pledged or mortgaged to Lender, or in which Lender may have a security interest, shall be first payable in case of loss to Lender as its interest may appear.

         (c) Maintain and preserve the Collateral in good order and condition and not permit or suffer the Collateral to be wasted or destroyed, ordinary wear and tear excepted and replace said Collateral in the ordinary course of business;

         (d) Immediately notify Lender of any event causing material loss or depreciation in the value of the Collateral and the amount of such loss or depreciation. In the event any Accounts due and owing in excess of $10,000 are in dispute between any Account Debtor and Borrower, Borrowers shall provide Lender with written notice thereof, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy. In the event any Account becomes evidenced by a promissory note, trade acceptance, or any other instrument for the payment of money, Borrowers will immediately thereafter deliver such instruments to Lender, appropriately endorsed to Lender, regardless of the form of presentment, demand, notice of dishonor, protest, and notice of protest with respect thereto;

         (e) Give immediate notice to Lender of, and copies of all relevant documents concerning: (1) any litigation or proceeding in which Borrowers is a party if an adverse decision therein would require Borrowers to pay over more than $10,000 or deliver assets the value of which exceeds such sum (whether or not the claim is considered to be covered by insurance); and (2) the institution of any other suit or proceeding involving Borrowers that might materially and adversely affect Borrower's operations, financial condition, property or business;

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         (f) Allow Lender by or through any of its officers, agents, attorneys, or accountants designated by it, for the purpose of ascertaining whether or not each and every provision hereof and of any related instrument is being performed and for the purpose of examining the Collateral and the records relating thereto, upon reasonable notice to enter the offices and plants of Borrowers to examine, inspect or make copies of any of the corporate books and financial records of Borrower, and to inspect the Collateral, and to discuss the affairs, finances and accounts thereof with the principal officers thereof, all during normal business hours and as often as Lender may reasonably request;

         (g) Maintain general public liability insurance against claims for personal injury, death or property damage in such amounts as are satisfactory to Lender, and Worker's Compensation insurance in statutory amounts, with such companies as are licensed to do business in the State of Colorado;

         (h) Defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, it being understood and agreed, however, that Lender may contest any such claims or demands made against Borrower, in the name of Borrower, if Lender's security interest in the Collateral would be impaired; and pay, upon demand, Lender's reasonable costs, charges and expenses, including reasonable attorney's fees, in defending any such claim or demand; and cause the security interest of Lender to be properly noted on all certificates of title issued or outstanding with respect to any of the Collateral and deposit the same with Lender;

         (i) Pay to Lender, on demand, any and all reasonable expenses, including reasonable attorneys' fees, incurred or expended by Lender in the collection of the Obligations, including all sums due under the Loan Documents, the collection or attempted collection of the Accounts and in protecting and enforcing the rights of Lender and sustaining the security interests granted to Lender under the Loan Documents, including this Agreement.

         (j) From time to time, at the request of Lender, execute, deliver and file one or more financing statements on Form UCC-1 and other instruments, and do all other acts as Lender deems necessary or desirable to create, maintain and perfect fully its first priority security interest in the Collateral and pay, upon demand, all reasonable expenses, including reasonable attorneys' fees, incurred by Lender in connection therewith;

         (k) Keep complete and accurate books and records reflecting all facts and concerning the Collateral (including each of the Accounts) and pertaining to the Notes and Borrower's covenants under this Agreement, all in accordance with generally accepted accounting principles. Borrowers shall provide Lender, at its reasonable request, from time to time with: copies of all invoices relating to the Accounts; names and addresses of customers; collection reports; lists of Inventory; and such further information and/or schedules concerning the Collateral as Lender may reasonably require, all in form satisfactory to Lender;

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

         (l) Comply with all laws, orders, rules and regulations applicable to Borrowers of any governmental body or agency, including without limitation, pharmaceutical drug laws and regulations, environmental and health and safety laws, orders, rules and regulations and fully indemnify, defend and hold Lender harmless from and against any loss, claim or damage arising as a consequence of any failure by Borrower, or by Borrower's officers, employees or agents to so comply.

         (m) Give prompt written notice to Lender upon the occurrence of an Event of Default, or of any state of facts which would constitute an Event of Default hereunder or, which, but for the giving of notice or passage of time, or both, would constitute an Event of Default;

         (n) Give prompt written notice to Lender of the commencement of litigation, including arbitration proceedings, and any proceedings before any governmental agency, or the occurrence of any other event, which, if decided adversely to Borrowers could have a material adverse effect upon the condition, operations or prospects (financial or otherwise) of Borrower.

         (o) Give prompt written notice to Lender of any labor dispute or controversy resulting or likely to result in a strike or work stoppage against Borrower;

         (p) Maintain at all times a principal place of business in Colorado, as the case may be.

7.       NEGATIVE COVENANTS.
         -------------------

         Borrowers covenants and agrees that at all times during the term hereof and so long as the Notes issued hereunder shall remain unpaid, it will not, without prior written consent of Lender:

         (a) Except as specifically permitted in Paragraph 3(d) herein, create or assume any obligations for money borrowed from any person other than Lender, except for purchase money obligations;

         (b) Except for the items listed on Exhibit D; Mortgage, pledge or otherwise voluntarily subject to any lien, any assets or property now or hereafter owned by it, nor permit any of its assets or property to become subject to any liens or charges other than (i) liens for taxes, assessments or other governmental charges not then delinquent, (ii) other liens arising in the usual course of business which shall be inchoate and shall not have been perfected, (iii) liens for alleged claims, the validity or amount of which is being contested in good faith by the Borrowers or Borrower, provided that to the extent permitted by law, the Borrowers shall immediately bond or otherwise lift such lien, and (iv) purchase money security interests for fixed assets;

         (c) Enter into any merger or consolidation, nor dissolve or liquidate, nor enter into any proceedings preliminary to any of the foregoing, nor assign, sell, transfer, lease or otherwise dispose of any or all of its assets, except in the normal course of its business, nor change its name;

         (d) The Company will cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will use its reasonable efforts to comply in all respects with its reporting and filing Obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing Obligations under said Act.

         (e) The Company's stock will continue to trade under the NAFD over-the-counter electronic bulletin board exchange.


8.       PAYMENTS BY LENDER.
         -------------------

         At its option, but without any liability for failure to do so, Lender may pay for insurance on the Collateral and taxes, assessments or other charges which Borrowers fails to pay in accordance with the provisions hereof, and may discharge any security interest in or lien upon the Collateral. No such payment or discharge of any such security interest or lien shall be deemed to constitute a waiver by Lender of the violation of any covenant hereunder by Borrowers as a result of Borrower's failure to make any such payment or Borrower's suffering of any such security interest or lien. Any payment made or expense incurred by Lender pursuant to this or any other provision hereof shall be added to the indebtedness of Borrowers to Lender, and shall bear interest at the highest rate payable under the Notes and shall be payable on demand.

9.       USE OF INVENTORY.
         -----------------

         Until the occurrence of an Event of Default by Borrowers hereunder, Borrowers may use the Inventory in any lawful manner not inconsistent with this Agreement, or with the terms or conditions of any policy of insurance thereon and may also sell, lease or otherwise dispose of the Inventory in the ordinary course of business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

10.      FINANCIAL INFORMATION AND STATEMENTS.
         -------------------------------------

         The Borrowers shall furnish to the Lender annually, on or before April 30th of each calendar year, a profit and loss statement and balance sheet, including all supporting schedules and comments reported on by the certified public accountant of Borrower, together with a complete, signed copy of the Borrower's Federal Income Tax Returns, including all schedules, for the prior year. In the event that the Borrower's has obtained an extension for the filing of its tax returns, the Borrowers shall provide Lender with a copy of such extension and will submit a copy of the complete tax return to Lender immediately upon filing.

11.      EVENTS OF DEFAULT.
         ------------------

         Lender shall have the right at its option to terminate the Loan and in connection therewith to declare any or all of the Obligations to be immediately due and payable without notice upon the occurrence of any one of the following events (each being an "Event of Default"):

         (a) The failure by Borrowers to pay any of the Obligations for a period of ten (10) days after the same shall be due and payable, or such failure by the Borrowers to pay any of the Obligations upon demand pursuant to the Guaranties;

         (b) The failure by Borrowers to observe, perform or comply with any condition or covenant in this Agreement, the Notes or any of the other Loan Documents that is not cured within a period of thirty (30) days after written notice of any such default has been given;

         (c) The existence of an Event of Default under the Notes or under any of the other Loan Documents;

         (d) If any representation or warranty made by Borrowers in this Agreement or in any of the other Loan Documents, or any statement, certificate or other data furnished by Borrowers in connection with any of the Obligations proves to be incorrect or untrue in any material respect when made;

         (e) The entry of a judgment for the payment of money in excess of $10,000.00 against Borrower, which remains unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution, or appeal;

         (f) The insolvency of Borrowers (the term "insolvency" shall mean either a negative tangible net worth or an inability to pay Borrower's debts as they mature);

         (g) The filing by or against Borrowers of any petition seeking an arrangement, reorganization or the like, the commencement of any proceedings under any bankruptcy or insolvency law by or against Borrower, the appointment of a receiver for all or any part of Borrower's assets, or the making of an assignment for the benefit of creditors, or the calling of a meeting of creditors, or the appointment of a committee of creditors or liquidating agents, by, for, or of any one or more of them; provided, however, in the event of any involuntary petition or proceedings commenced against Borrower, there shall be a ninety (90) day grace period during which such petition or proceedings may be discharged or vacated;

         (h) The dissolution, liquidation, insolvency, or termination of legal existence, death, of Borrower, or merger or consolidation of Borrower, with or into any other person or entity;

         (i) The failure by Borrower, to pay when due (including applicable grace periods) any other material indebtedness or obligations owed to others for borrowed money, or if any such other indebtedness (or obligation shall be accelerated);

12.      REMEDIES OF LENDER.
         -------------------

         (a) Upon the occurrence of an Event of Default, and thereafter so long as such Event of Default remains uncured, Lender may, in addition to and not in limitation of Lender's rights under this Agreement, pursue any legal remedy available to it to collect the Obligations outstanding at that time, and to enforce its rights hereunder and under the Loan Documents and/or the Guaranties, and to seek all of the rights and remedies of a secured party as provided in the Uniform Commercial Code, including but not limited to:

                  (1) the right to require Borrowers to assemble the Collateral and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties;

                  (2) the right to take immediate possession and remove all Collateral, and for this purpose the Lender is authorized to enter upon the premises where the Collateral is kept;

                  (3) the right to take exclusive possession of the premises on which the Collateral is stored and to conduct any sale on those premises in a commercially reasonable manner and/or to store the Collateral free of rent on the premises, and Borrowers expressly agrees to pay any rents due on the premises while the Lender is in possession thereof pursuant to this Agreement; and

                  (4) the right to apply the proceeds of any sale or disposition to the payment in whole or in part of any amounts owing to Lender from Borrower, or the Borrower's surety, or endorser, whether principal or interest, all at the sole discretion of Lender, after deducting therefrom the following expenses (together with interest thereon if applicable), with respect to any of such
Obligations: the reasonable expenses of retaking and storing the Collateral, transporting the Collateral from the place of possession to the place of sale, preparation for the sale, including court costs, bond premiums and reasonable attorneys' fees.

         (b) Borrowers agrees that the requirements of reasonable notification to Borrowers of the time and place of any public sale or of the time after which any private sale or other intended disposition is to be made shall be met if such notification is sent by certified mail, postage prepaid, at least seven (7) days prior to the date of sale or other disposition, addressed to Borrowers at its principal place of business, such address being the place held out by Borrowers for the receipt of all communications relative to this Agreement. No change of such address shall be effective until specific written notice thereof is received by the Lender;

         (c) Borrowers will be liable for all reasonable attorneys' fees incurred in enforcing this Agreement. Borrowers agrees to hold the Lender harmless from any damages or other costs incurred by the Lender by reason of the breach of any provision of this Agreement by Borrower;

         (d) On request by Lender, Borrowers shall deliver to Lender all original and other documents evidencing and relating to the sale and delivery of any merchandise or the performance of labor or services, which created any part of the Accounts, including, without limitation, contracts, orders, invoices, bills of lading, warehouse receipts and shipping receipts, together with appropriate written endorsements and/or assignments of the same to Lender.

         13. RIGHTS OF LENDER.
             -----------------

         Lender shall have no duty as to the collection or protection of the Collateral, nor as to the preservation of any rights against prior parties, nor as to the preservation of any rights pertaining thereto. Lender may exercise its rights with respect to the Collateral, without resorting or regard to other collateral or sources of reimbursement for the Obligations. Lender shall not be deemed to have waived any of its rights under the Loan Documents or upon or under the Obligations unless such waiver is in writing and signed by Lender. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. Lender may revoke any permission or waiver previously granted to Borrowers and such revocation shall be effective whether given orally or in writing. All rights and remedies of Lender with respect to the Obligations or the Collateral whether evidenced hereby or by any other document, shall be cumulative and may be exercised singularly or concurrently.

14.      REPRESENTATIONS AND WARRANTIES BY LENDER.
         -----------------------------------------

         (a) The Lender is lending for the Notes for investment purposes and not with the view to or for sale in connection with any distribution thereof and that he has no present intent to sell, give or otherwise transfer the Notes or Stock. Upon conversion of the Note, the Conversion Stock will be received by the Lender for investment purposes for its own account, and not with the view to, or for resale in connection with, any distribution thereof. Lender understands that the Conversion Stock will not been registered under the Securities Act, or under the securities laws of various states, by reason of a specified exemption from registration provisions thereunder.

         (b) The Lender understands that investing in the Notes is a highly speculative investment in a Company, which is insolvent both from a legal and an equity standpoint.

         (c) The Lender has a net worth in excess one million dollars ($1,000,000) exclusive of their residences and that they are sophisticated investors who are knowledgeable about the business.

         (d) The Lender shall hold the Conversion Stock indefinitely unless such shares are subsequently registered under the Securities Act and under applicable state securities laws or an exemption from such registration is available. Lender has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of the securities purchased in a private placement subject to the satisfaction of certain conditions including, among other things, the availability of certain current public information about Company and compliance with applicable requirements regarding the holding period and the amount of securities to be sold and the manner of sale.

         (e) The Lender has (i) received and carefully reviewed all other information filed by Company pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended and asked questions, including financial, of the Company's management concerning the Company.

         (f) The Lender represents it is an "Accredited Investor" as the term is defined in Rule 501(a) of Regulatin D under the Securities Act.

15.      NOTE CONVERSION OF LENDER TO BORROWERS COMMON STOCK
         ---------------------------------------------------

                  (i) The Lender has the right to convert the Note to the Borrowers Common Stock.

         (a) The Lender at any time up to on or prior to the Maturity Date, or, as to any of the Notes to which notice of prepayment shall have been given, at any time up to the close of business on the third business day prior to the day fixed for prepayment but not thereafter, may convert the Notes in whole or in part into as many shares of Conversion Stock as the principal amount of the Note on a one share for $1.40 basis. If any of the Notes shall be converted in part, the Company shall, without charge to the Lender execute and deliver to the Lender a new Note for the balance of the principal amount so converted.

         (b) All Notes shall automatically convert at any time the price of the shares on the Principal Market as a publicly traded security closes above three dollars ($3.00) per share basis (or as adjusted for any future stock split) for twenty (20) trading consecutive days, on a one share of Conversion Stock for $1.40 basis or as adjusted to the provisions herein.

         (c) Upon conversion of any of the Notes, all accrued and unpaid interest on the principal amount converted shall be paid to the Lender by the Company in Conversion Stock on a one share of Conversion Stock for $1.40 basis, or as adjusted to the provisions herein.

         (d) In the event the Company shall at any time divide its outstanding shares of Common Stock into a greater number of shares, the conversion price is in effect immediately prior to such sub-division, should be proportionately reduced, and conversely, in the case of outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the actual conversion price in effect immediately prior to such combination shall be proportionately increased.

         (e) In the event the Company shall declare a dividend or make a distribution of any Stock of the Company payable in Common Stock or in convertible securities, the aggregate maximum number of shares of Common stock or in convertible securities, the aggregate maximum number of shares of Common Stock available for issue in payment of such dividend or distribution, or upon conversion of or in exchange for such convertible securities available for issue in payment of such dividend or distribution, shall be deemed to have been issued or sold without consideration.

         (f) No fractional share of Common Stock shall be issued upon conversion of any of the Notes. If any Holder of the Notes shall have converted all the Notes held by him other than a principal amount so small that less than a whole share of Common Stock would be available for issue upon conversion thereof, the Company may elect to prepay such balance, with interest accrued thereon to the date fixed for prepayment, or leave the same outstanding until the maturity of the Note.

         (g) In any reclassification or change of outstanding shares of Common Stock available for issue upon conversion of the Notes (other than a change in stated value or from no par to par value) or in the case of any consolidation or merger of the Company with any other corporation, or in the case of the sale and conveyance to another corporation or person of the property of the Company in its entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made that each Holder of the Notes then outstanding shall have the right thereafter to convert the Notes into the kind and amount of shares of Stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a Holder of the number of shares of Common Stock in the Company into which such Notes might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. In the event of a change of control of the Company, it shall have the right, at its option, to covert any or all of the Notes, pursuant to the terms and conditions of this agreement.

         (h) Not withstanding anything to the contrary in this Section 15 the Lender may not convert the Note into shares of Conversion Stock if at the time of (or as a result of) such conversion the Company has or will have insufficient shares of authorized but un-issued common stock to issue such Conversion Stock. If the Lender shall request conversion and conversion stock is not available, company shall make all efforts to authorize additional capital, and notify the Lender of Lenders ability to convert.

16.      SECURITIES MATTERS
         ------------------

          (a) Lender is aware that no federal or state or other agency has passed upon or made any finding or determination concerning the fairness of the transactions contemplated by this Agreement or the adequacy of the disclosure of the exhibits and schedules hereto and the Lender must forego the Conversion Stock, if an, that such a review would provide.

          (b) Lender understands and acknowledges that neither the Internal Revenue Service nor any other tax authority has been asked to rule on nor has it ruled on the tax consequences of the transactions contemplated hereby.

         (c) Lender understands that all certificates for the Conversion Stock shall bear a legend in substantially the following form:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO THE ISSUER OF AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS."

17.      GENERAL PROVISIONS
         ------------------

         (a) No delay or failure of Lender in exercising any right, power or privilege hereunder shall affect such right, power or privilege, nor shall any single or partial exercise preclude any further exercise thereof or the exercise of any other rights, powers or privileges;

         (b) This Agreement and every representation, warranty, covenant, promise and other terms herein contained, including without limitation, the security interests granted hereby, shall survive until all amounts due hereunder have been paid in full;

         (c) This Agreement is an integrated document, and all terms and provisions are embodied herein and shall not be varied by parol evidence;

         (d) This Agreement is made and executed and is to be construed under the laws of the State of Colorado, without giving effect to any conflict of laws principles.

         (e) The captions for the paragraphs contained in this Agreement have been inserted for convenience only, and form no part of this Agreement, and shall not be deemed to affect the meaning or construction of any of the covenants, agreements, conditions or terms hereof;

         (f) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns; provided, however, that Borrowers may not assign, whether voluntarily or by operation of law or otherwise, any of its rights hereunder without the prior written consent of Lender which may be withheld at their sole discretion, any such attempted assignment without consent shall be null and void. This Agreement shall be the joint and several obligation of all makers, and each provision hereof shall apply to each and all jointly and severally;

         (g) Any notice or statement required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon deposit in the United States mails, with proper postage prepaid, and addressed to the party to be notified as follows unless either party shall hereafter instruct the other to direct notices to another address:

                  If to Lender, at:
                  ----------------
                  BioTech Research Fund, LLC
                  11575 Heron Bay Blvd., Suite 315
                  Coral Springs, FL  33076

                  If to Borrower, at:
                  ------------------
                  Hand Brand Distribution, Inc.
                  d/b/a GeneThera, Inc.
                  3930 Youngfield Street
                  Wheat Ridge, CO  80033

         and
                  GeneThera, Inc.
                  3930 Youngfield Street
                  Wheat Ridge, CO  80033

         (h) If any provision of this Agreement is invalid or unenforceable under applicable law, such provision is and will be totally ineffective to that extent, but the remaining provisions shall be unaffected.

         (i) This Agreement shall be governed by Colorado State law.





(THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK)

ITEM 2. IN WITNESS WHEREOF, THE PARTIES HAVE HEREUNTO SET THEIR HANDS AND SEALS, AND TO A DUPLICATE INSTRUMENT OF THE SAME TENOR, AT LENDER DAY AND YEAR FIRST ABOVE WRITTEN.


Signed, sealed and delivered:

"Lender"



By_________________________                 ___________________________
                                                     Witness


Signed, sealed and delivered:


HAND BRAND DISTRIBUTION, INC.
D/B/A GENETHERA CORPORATION
(A FLORIDA CORPORATION)
"Borrower"

By _________________________                ___________________________
                                                     Witness


By ________________________                 ___________________________
      Secretary                                      Witness
(a)

(b)


GENETHERA, INC.
(A COLORADO CORPORATION)
"Borrower"

By _________________________                ___________________________
                                                     Witness


By ________________________                 ___________________________
      Secretary                                      Witness

         (c) Exhibit A


                           CONVERTIBLE PROMISSORY NOTE
                                   (TERM LOAN)

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR ANY INTEREST THEREIN (INCLUDING THE SHARES OF CLASS B NON-VOTING COMMON STOCK INTO WHICH THIS NOTE IS CONVERTIBLE) MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED UNLESS THIS CONVERTIBLE PROMISSORY NOTE IS FIRST REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR UNTIL THE COMPANY SHALL HAVE RECEIVED AN OPINION OF LEGAL COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS CONVERTIBLE PROMISSORY NOTE MAY LAWFULLY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION AND/OR QUALIFICATION IN RELIANCE UPON AN APPLICABLE EXEMPTION.


                           CONVERTIBLE PROMISSORY NOTE
                Interest Rate: 6% per year through Maturity Date
                      12% per year following Maturity Date
                   Convertible into shares of Common Stock of
               Hand Brand Distribution, Inc. d/b/a GeneThera, Inc.
                    at $1.40 per Share, subject to adjustment

                                                                     Amount: $[]
Wheat Ridge, Colorado                                                  Dated: []

         FOR VALUE RECEIVED, the undersigned, Hand Brand Distribution, Inc. d/b/a GeneThera Inc., a Florida corporation, and GeneThera Inc., a Colorado corporation hereinafter called "MAKERS," promises to pay to the order of Biotech Research Fund I LLC, or successor(s) or assign(s) (collectively "LENDER"), at it's principal office, or such other place in New Jersey as the holder hereof may from time to time designate in writing, the principal sum of [($)], or so much thereof as may have been advanced and outstanding from time to time, together with interest thereon from the date or dates of disbursement of the aforesaid principal sum as hereinafter provided to be paid in lawful money of the United State of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

         This Note is executed pursuant to the LINE OF CREDIT LOAN AND SECURITY AGREEMENT of even date herewith between the undersigned MAKERS and LENDER and referred to as the "Agreement".

         The terms and provisions of the Agreement are incorporated by this reference as though set forth in full herein, and any default under the Agreement shall constitute a default under this Note. In the event of any conflict or inconsistency between the terms and provisions of this Note and those of the Agreement, the terms and provisions of this Note shall in all respects govern and control.
..
This Note is subject to the following terms and conditions:

1.       Principal and Interest Payments.
         -------------------------------

         This Note bears interest from the date hereof at a rate of at the rate per annum of (i) six percent (6%) per year through January 15, 2004 (the "Maturity Date") and (ii) twelve percent (12%) from January 15, 2004.

         The entire unpaid principal, together with any accrued but unpaid interest, shall be due and payable in full on January 15, 2004 (the "Maturity Date"). All computations of interest made or called for herein shall be made on the basis of a 360-day year for the actual number of days elapsed.

         Interest hereunder shall be charged only on the sums advanced from the date of advance to the date of repayment. MAKERS hereof does not intend or expect to pay, nor does LENDER intend or expect to charge, accept or collect any interest which, when added to any other charge upon the principal, shall be in excess of the highest lawful rate allowable under applicable law. Should acceleration, prepayment or any other charges upon the principal or any portion thereof result in the computation or earning of interest in excess of the highest lawful rate allowable under applicable law, then any and all such excess is hereby waived and shall be applied against the remaining principal balance and/or refunded to MAKERS to the extent such excess exceeds the remaining principal balance. All payments due on this Note shall be applied first to accrued interest, and second, to any remainder in payment of principal.

Except as otherwise provided in this Note, all payments of principal and interest on this Note shall be paid in the legal currency of the United States of America, in immediately collectible clearing house funds at the Office.

2. Conversion of Note. This Note is issued and subject to all of the rights of that certain Line of Credit Loan and Security Agreement, dated August 14, 2002 between Borrowers and the.

3. Adjustment to Applicable Conversion Rate. This Note is issued and subject to all of the rights of that certain Line of Credit Loan and Security Agreement, dated August 14, 2002.

4. Place of Payment. Payment shall be made to Payee at the address for Payee set forth herein or at such other place as Payee may designate in writing.

5.       Default.
         --------

         The occurrence of any of the following shall constitute an "Event of Default" under this Note:

                  i. Failure of Company to pay the principal and any accrued interest in full on the Maturity Date of this Note and the continuation of such failure for ten
                           (10) business days (any date which is not a Saturday, Sunday or a legal holiday in the state of Utah) after receipt by Company of notice of such failure and demand for payment; or

                  ii. Company's consent to the appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property, or Company's admittance in writing of its inability to pay its debts generally as they become due, or Company's general assignment for the benefit of creditors, or Company's filing of a voluntary petition in bankruptcy, or a voluntary petition or answer seeking reorganization in a proceeding under any bankruptcy law (as now or hereafter in effect), or the filing by Company of a voluntary petition, answer or consent, seeking relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or winding up of corporations, or Company, fails to discharge within ninety (90) days any involuntary petition in bankruptcy filed against it or if it is adjudicated a bankrupt.

                  iii. Any event of default described in LINE OF CREDIT LOAN AND SECURITY AGREEMENT.

         Upon the occurrence of any Event of Default, all amounts due under this Note, including the unpaid balance of principal and interest hereof, shall become immediately due and payable at the option of Payee, without demand or notice whatsoever, and Payee may immediately and without demand exercise any of Payee's rights and remedies granted herein, under applicable law, or which Payee may otherwise have against Company or otherwise at law or equity.

6. Assignment. The rights and Obligations of the Company and the Payee of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties but the rights of assign by the Company are subject to the consent of the Payee.

7. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if telegraphed or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail or telegraphed in the manner set forth above and shall be deemed to have been received when delivered.

8. No Shareholder Rights. Nothing contained in this Note shall be construed as conferring upon the Payee or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or other distributions shall be payable or accrued in respect of this Note or the interest represented hereby or the Conversion Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted into Common Stock.

9. Governing Law. The validity, constructional interpretation and enforceability of this Agreement and the Notes executed pursuant to this Agreement shall be determined and governed by the laws of the State of Colorado, without regard to conflict of law principles. Any dispute with respect to the interpretation of this Agreement or the rights or obligations of the parties hereto, or under the Notes shall be exclusively be brought in the United States District Court for Colorado, or if such court lacks subject matter jurisdiction in the Supreme Court of the State of Colorado. Each of the parties waives the right to object to the jurisdiction or venue of either such court or to claim they are an inconvenient forum.

MAKERS and all endorsers, guarantors, sureties and other parties now or hereafter liable for the payment of any sum or sums due or to become due under the terms of this Note waive presentment, protest and demand, and notice of protest, demand and dishonor, and nonpayment of this Note, and consent that the holder hereof shall have the right, without notice, to deal in any way at any time with any party hereto, or to grant any extension or extensions of time for payment of any of said indebtedness or any other indulgences or forbearances whatsoever without in any way affecting the liability of any other party for the payment of this Note. No delay or omission on the part of the holder hereof in exercising any right hereunder shall operate as a waiver of such right or any other right under this Note, nor shall any waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion. No waiver shall be effective unless in writing and signed by the holder.

         MAKERS further agrees to pay all reasonable costs of collection, including reasonable attorney's fees and court costs (inclusive of any bankruptcy or appellate proceedings), in case the principal of this Note or any interest thereon is not paid when due whether suit be brought or not.


             (THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the Company has caused this Note to be executed on the day and year first above written. This Note is being executed and delivered in Wheat Ridge, Colorado.


(CORPORATE SEAL)               GeneThera Corporation
                               a/k/a Hand Brand Distribution Incorporated, a Florida corporation
                               "Maker"

                               By:      _____________________________


(CORPORATE SEAL)               GeneThera Inc,
                               a Colorado corporation
                               "Maker"

                               By:      _____________________________

(d)      Exhibit B

                                           (i)      Application of Loan Proceeds

         RETIRE EXISTING DEBT
         --------------------

PART II.            PAYROLL AND TAXES...............................$177,000.00

PART III.           PROFESSIONAL FEES...............................$ 35,000.00

PART IV.            RETIRE EXHIBIT D................................$ 49,000.00

            Accounts Payable ..........................$ 79,000.00
                                                       -----------
PART V.                                   SUB-TOTAL                 $340,000.00


         FUND COMPANY BUSINESS PLAN
         --------------------------

         Overhead..............................................$ 300,000.00
         Fund CWD Market Entry.................................$ 270,000.00
         E-Coli Research & Development.........................$  90,000.00


                                    Total                      $1,000,000.00

                                   EXHIBIT C-1
                                   -----------


                                   CERTIFICATE


        The undersigned, the Directors of Hand Brand Distribution, Inc. d/b/a GeneThera Inc. does hereby certify that the following resolutions were adopted at Board of Directors meetings duly held on Wednesday, July 31, 2002 and are in full force and effect on the date hereof:

        RESOLVED, that the Line of Credit Loan and Security Agreement between Hand Brand Distribution, Inc. d/b/a GeneThera Inc. Corporation, GeneThera and Biotech Research Fund I LLC. Providing, among other matters, for the loan agreement dated as of August 14, 2002 and notes in the aggregate amount of $1,000,000 in the form presented to this meeting is hereby adopted and approved;

      FURTHER RESOLVED, that the appropriate officers of this Corporation are hereby authorized and directed to execute the loan agreement and promissory notes, together with such other documents or instruments necessary to consummate the transactions contemplated thereby and to take such other action and make amendments to the instruments as may be deemed necessary or advisable, with the approval of counsel to the Corporation; and

     FURTHER RESOLVED, that a copy of the loan agreement and form of promissory note be filed with the minutes of this meeting.

     IN WITNESS WHEREOF, the undersigned has signed this certificate and affixed the seals of each for the Corporation this 31st day of July, 2002.





--------------------------------

Nicolas Wollner, Director



--------------------------------

Henry Boucher, Jr., Director



--------------------------------

Tony Milici, Director

                                   EXHIBIT C-2
                                   -----------

                                   CERTIFICATE


        The undersigned, the Directors of GeneThera Incorporated does hereby certify that the following resolutions were adopted at Board of Directors meetings duly held on Wednesday, July 31,, 2002 and are in full force and effect on the date hereof:

         RESOLVED, that the Line of Credit Loan and Security Agreement between Hand Brand Distribution, Inc. d/b/a GeneThera Inc. Corporation, GeneThera, Inc. and Biotech Research Fund I LLC. (Providing, among other matters, for the loan agreement and notes in the amount of $1,000,000 of August 14, 2002 in the form presented to this meeting is hereby adopted and approved;

         FURTHER RESOLVED, that the appropriate officers of this Corporation are hereby authorized and directed to execute the loan agreement and promissory notes, together with such other documents or instruments necessary to consummate the transactions contemplated thereby and to take such other action and make amendments to the instruments as may be deemed necessary or advisable, with the approval of counsel to the Corporation; and

         FURTHER RESOLVED, that a copy of the loan agreement and form of promissory notes be filed with the minutes of this meeting.

         IN WITNESS WHEREOF, the undersigned has signed this certificate and affixed the seals of each for the Corporation this 31st day of July, 2002.


--------------------------------
          Tony Milici




--------------------------------
        Tannya Irizarry

                                    EXHIBIT D





                  Fitzsimons Redevelopment Authority               $24,000.00



                  Tekquity                                          10,000.00(1)



                  Touch of Life                                     15,000.00
                                                                    ---------

                                                           Total   $49,000.00


                  (1) There is a dispute on the performance of Tekquity. Genethera, Inc. is pursuing damages from such non-performance. Tekquity claims that Genethera, Inc. owes $50,000.00. Genethera will defend vigorously any claims in which Tekquity may bring, including recovery of damages from non-performance. The Company has reserved $10,000 to resolve this matter.